UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

The LGL Group, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

2

THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804

NOTICE OF THE 2008 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 26, 2008

May 27, 2008

To the Stockholders of The LGL Group, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) of The LGL Group, Inc., a Delaware corporation (the “Company”), will be held at the Marriott Orlando Downtown, 400 W. Livingston Street, Orlando, Florida 32801, on Thursday, June 26, 2008, at 9:30 a.m. for the following purposes:

1.	To elect 10 directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To ratify the appointment of J.H. Cohn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the 2008 Annual Meeting of Stockholders or any adjournments thereof.

Information relating to the above matters is set forth in the attached Proxy Statement.  As determined by the Board of Directors, only stockholders of record at the close of business on May 12, 2008 are entitled to receive notice of, and to vote at, the 2008 Annual Meeting and any adjournments thereof.

The Board of Directors encourages all stockholders to personally attend the 2008 Annual Meeting.  Your vote is very important regardless of the number of shares you own.  Whether or not you plan to attend the 2008 Annual Meeting, we encourage you to read this proxy statement and submit your proxy card in the enclosed postage-paid envelope as soon as possible in order to insure that your shares of common stock will be represented at the 2008 Annual Meeting.  Your cooperation is greatly appreciated.

By Order of the Board of Directors

Harold Castle
Secretary

THE LGL GROUP, INC.
2525 Shader Road
Orlando, Florida 32804

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of The LGL Group, Inc. (the “Company”) in connection with the solicitation of proxies for use at the 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”) to be held at the Marriott Orlando Downtown, 400 W. Livingston Street, Orlando, Florida 32801 on Thursday, June 26, 2008, at 9:30 a.m. and any adjournments thereof.  This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about May 27, 2008.

GENERAL INFORMATION

How to Vote

•
No action may be taken on any matter to be acted upon at the meeting unless a quorum is present with respect to that matter.  For each matter to be acted upon at the meeting, a quorum consists of a majority of the votes entitled to be cast by the holders of all shares of common stock outstanding on the record date for the meeting.

•
Shares held directly in your name as the stockholder of record may be voted in person at the 2008 Annual Meeting.  If you choose to do so, please bring the enclosed proxy card or proof of identification.  Even if you currently plan to attend the 2008 Annual Meeting, we recommend that you submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.  Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

•
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting.  You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee.  Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

•
Only stockholders of record at the close of business on May 12, 2008 are entitled to notice of, and to vote at, the 2008 Annual Meeting.  As of the close of business on such date, 2,171,709 shares of common stock were outstanding and eligible to be voted by their holders.  Each share of common stock is entitled to one vote on each matter submitted to stockholders.  Where specific instructions are given in the proxy, the proxy will be voted in accordance with such instructions.  If no such instructions are given, the proxy will be voted FOR the nominees for director named below, FOR ratification of the appointment of the Company’s independent auditors, and in the discretion of the proxies with respect to any other matter that is properly brought before the 2008 Annual Meeting.

•
The election of directors is to be determined by a plurality of the votes cast on that proposal.  The ratification of the appointment of J.H. Cohn LLP as the Company’s independent auditors is to be determined by a majority of the votes cast on that proposal.

•
Under the laws of Delaware, abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved, but will be counted for purposes of determining whether a quorum is present.  A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner does not receive voting instructions from the beneficial owner on a particular matter and such nominee cannot vote the shares under American Stock Exchange (“AMEX”) rules.

Revoking Your Proxy

•
You may revoke your proxy at any time before it is voted at the 2008 Annual Meeting by any one of the following actions: (1) executing and returning a proxy bearing a later date to the Company’s Secretary at the Company’s principal offices; (2) giving notice of such revocation to the Company’s Secretary; or (3) by attending the 2008 Annual Meeting and voting in person.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned on May 12, 2008, by:

•	each person who is known by us to beneficially own 5% or more of our common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers, as a group.

Except as otherwise set forth below, the address of each of the persons listed below is: c/o The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804.  Unless otherwise indicated, the common stock beneficially owned by a holder includes shares owned by a spouse, minor children and relatives sharing the home of such holder, as well as entities owned or controlled by such holder, and also includes shares subject to options to purchase our common stock exercisable within 60 days after May 12, 2008.  Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned (1)
	Shares		%
5% or Greater Stockholders:

Mario J. Gabelli(2)	366,874		16.9
Bulldog Investors, Phillip Goldstein and Andrew Dakos(3)	188,299		8.7

Directors and Executive Officers:

Marc Gabelli	539,354	(4)	24.7
Robert R. Zylstra	10,400	(5)	*
Harold D. Castle	–		–
E. Val Cerutti	2,916	(6)	*
Peter DaPuzzo	10,071	(7)	*
Timothy Foufas	2,471	(7)	*
Avrum Gray	14,856	(8)	*
Patrick J. Guarino	3,471	(7)	*
Jeremiah M. Healy	7,500	(9)	*
Kuni Nakamura	2,471	(10)	*
Anthony R. Pustorino	4,475	(7)	*
Javier Romero	1,471	(7)	*

All Executive Officers and Directors as a group (12 persons)(11)	599,456		27.4

* Represents holdings of less than 1%

(1)
The applicable percentage of ownership for each beneficial owner is based on 2,171,709 shares of common stock outstanding as of May 12, 2008.  Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and all executive officers and directors as a group.

(2)
Represents (i) 244,396 shares of common stock owned directly by Mario J. Gabelli (including 8,903 held for the benefit of Mario J. Gabelli under the Lynch Interactive Corporation 401(k) Savings Plan); (ii) 1,203 shares owned by a charitable foundation of which Mario J. Gabelli is a trustee; (iii) 96,756 shares owned by a limited partnership in which Mario J. Gabelli is the general partner and has an approximate 5% interest; and (iv) 24,519 shares owned by Lynch Interactive Corporation, of which Mario J. Gabelli is Chairman and the beneficial officer of approximately 24% of the outstanding common stock.  Mario J. Gabelli disclaims beneficial ownership of the shares owned by such charitable foundation, by Lynch Interactive Corporation and by such limited partnership, except to the extent of his 5% interest in such limited partnership.  Mr. Gabelli’s business address is 401 Theodore Fremd Ave., Rye, New York 10580-1430.

(3)
Based solely on information contained in a report on Schedule 13D/A filed with the SEC on June 5, 2007 by Bulldog Investors, Phillip Goldstein and Andrew Dakos.  Mr. Goldstein and Mr. Dakos are investment advisers and principals of Bulldog Investors.  The address of Bulldog Investors and Mr. Goldstein is 60 Heritage Drive, Pleasantville, New York 10570.  The address of Mr. Dakos is Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663.

(4)
Represents (i) 12,475 shares of common stock owned directly by Marc Gabelli and (ii) 506,879 shares held indirectly through Venator Fund and Venator Global, LLC (“Venator Global”) and 20,000 shares issuable upon the exercise of options held by Marc Gabelli at a $13.173 per share exercise price.  Venator Global, which is the sole general partner of Venator Fund, is deemed to have beneficial ownership of the securities owned beneficially by Venator Fund.  Marc Gabelli is the President of Venator Global.

(5)
Represents (i) 10,000 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan, with respect to which Mr. Zylstra currently exercises full voting rights and (ii) 400 shares jointly owned with Mr. Zylstra’s wife, with whom he shares voting and investment power.

(6)
Includes 1,471 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan and 1,445 shares jointly owned with Mr. Cerutti’s wife, with whom he shares voting and investment power.

(7)	Includes 1,471 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

(8)
Represents (i) 6,585 shares owned by Mr. Gray (including 1,471 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan); (ii) 751 shares owned by a partnership of which Mr. Gray is the general partner; (iii) 2,407 shares owned by a partnership of which Mr. Gray is one of the general partners; (iv) 2,105 shares owned by Mr. Gray’s wife; and (v) 3,008 shares owned by a partnership of which Mr. Gray’s wife is one of the general partners.

(9)	Includes 1,250 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan.

(10)
Represents 1,471 shares of restricted stock granted under the Company’s 2001 Equity Incentive Plan and 1,000 shares jointly owned with Mr. Nakamura’s wife, with whom he shares voting and investment power.

(11)	Represents 579,456 shares of our common stock and 20,000 shares of our common stock issuable upon exercise of stock options.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Ten directors are to be elected at the 2008 Annual Meeting to serve until the 2009 Annual Meeting and until their successors are duly elected and qualify.  Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted FOR the nominees named below.  If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand.  Management has no reason to expect that any of the nominees will not stand for election.  The election of directors will be determined by a plurality of the votes cast.

The By-Laws of the Company provide that the Board of Directors shall consist of no fewer than five and no more than 13 members.  Each of the 10 nominees currently serves as a director of the Company and is an independent director under the listing standards of AMEX and applicable SEC rules.  Biographical summaries and ages of the nominees as of May 12, 2008 are set forth below.  Data with respect to the number of shares of common stock beneficially owned by each of the nominees is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” herein.  All such information has been furnished to the Company by the nominees.

Directors

Name	Age	Served as Director From	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years, and Directorships in Public Corporations and Investment Companies

Marc Gabelli	40	2003
Chairman of the Company (September 2004 to present); Managing Director (1996 to 2004) and President (2004 to present), GGCP, Inc., a private corporation that makes investments for its own account and is the parent company of GAMCO Investors, Inc., a NYSE listed provider of financial advisory services; President of Gemini Capital Management LLC; President of the general partner of Venator Merchant Fund, LP.

Timothy Foufas	39	2007
Vice Chairman of the Company (August 2007 to Present); Managing Partner, Plato Foufas & Co. (2005 to present), a financial services company; President, Levalon Properties (2007 to present), a real estate property management company; Senior Vice President, Bayshore Management Co. (2005 to 2006); Director of Investments, Liam Ventures (2000 to 2005), a private equity investment firm.

E. Val Cerutti	67	1990
Business Consultant (1992 to present); Consulting Vice Chairman (2006 to present) and President and Chief Operating Officer (1975 to 1992), Stella D’Oro Biscuit Co., Inc., producer of bakery products; Director or Trustee of four registered investment companies included within the Gabelli Funds Mutual Fund Complex (1990 to present); Director, Approach, Inc. (1999 to 2005), a private company providing computer consulting services; former Chairman of Board of Trustees, Fordham Preparatory School.

Peter DaPuzzo	67	2006
Retired; Senior Managing Director, Cantor Fitzgerald LP (2002 to 2005); Co-President, Institutional Equity Division 2002-2005; President, Institutional Equity Division 1998-2002; Senior Managing Director 1993-1998. Former Chairman, National Organization of Investment Professionals, an industry group of senior managers from institutional investors and broker-dealers. Former Chairman of Securities Industry Association Trading Committee. Former Chairman of Securities Traders Association; Advisor to Board of Directors for The Shelter for the Homeless Stamford, Connecticut;. Member of the National Italian American Foundation; Member of the Greenwich Roundtable.

Avrum Gray	72	1999
Chairman and Chief Executive Officer, G-Bar Limited Partnership and affiliates (1982 to present), proprietary computer based derivative arbitrage trading companies; Chairman of the Board, Lynch Systems, Inc., (1997 to 2001); Director, Nashua Corp. (2001 to present), a NASDAQ listed manufacturer of paper products and labels; Director, SL Industries, Inc. (2001 to present), an AMEX listed manufacturer of power and data quality equipment and systems; Director, Material Sciences Corporation (2003 to present), a NYSE listed provider of material-based solutions for electronic, acoustical, thermal and coated metal applications; Director, Lynch Interactive Corporation (2006), an operator of independent telephone companies and television stations; member, Illinois Institute of Technology Financial Markets and Trading Advisory Board; former member, Illinois Institute of Technology Board of Overseers MBA Program; former Chairman, Chicago Presidents Organization; Board of Trustees, Spertus Institute (former Chairman of the Board), Trustee Lyric Opera of Chicago; former Presidential Appointee to the United States Department of Commerce ISAC 16.

Patrick J. Guarino	65	2006
Business Consultant (2005 to present); Managing Partner of Independent Board Advisory Services, LLC (2002 to 2005) a corporate governance consulting firm; Retired Executive Vice President, Ultramar Diamond Shamrock Corporation (1996 to 2000), a NYSE, Fortune 200, international petroleum refining and marketing company; Senior Vice President and General Counsel, Ultramar Corporation (1992 to 1996) a NYSE, Fortune 200, international petroleum and marketing company; Senior Vice President and General Counsel of Ultramar PLC, (1986 to 1992), a London Stock Exchange listed international, integrated oil company.

Jeremiah Healy	65	2008
Former President and Chief Executive Officer of the Company (December 2006 to December 24, 2007) and Chief Financial Officer of the Company (September 2006 to March 20, 2007); Chairman of the Audit Committee, Infocrossing Inc., an outsourcer of computer software; Vice President and Chief Financial Officer, Ge-Ray Holdings Company Inc. (1989 to 2005), a private manufacturer of knitted textiles.

Kuni Nakamura	39	2007	President, Advanced Polymer, Inc. (1990 to present), a privately held chemical manufacturer and distributor.

Anthony R. Pustorino, CPA	82	2002
Audit Committee Chairman of the Company; Retired; Professor Emeritus, Pace University (2001 to present); Professor of Accounting, Pace University (1965 to 2001); former Assistant Chairman, Accounting Department, Pace University; President and Shareholder, Pustorino, Puglisi & Co., P.C., CPAs (1961 to 1989); Instructor, Fordham University (1961-1965); Assistant Controller, Olivetti-Underwood Corporation (1957 to 1961); CPA, Peat, Marwick, Mitchell & Co., CPAs (1953 to 1957); former Chairman, Board of Directors, New York State Board for Public Accountancy; former Chairman, CPA Examination Review Board of National Association of State Boards of Accountancy; former member, Council of American Institute of Certified Public Accountants; former Vice President, Treasurer, Director and member, Executive Committee of New York State Society of Certified Public Accountants; current Director and Audit Committee Chairman of various investment companies within the Gabelli Mutual Funds Complex.

Javier Romero	34	2007
Managing Director of GSF Capital (2007 to present), a Singapore-based investment management company; Head of Corporate Finance & Strategy practice (2000 to 2007), Arthur D. Little, consulting firm; International consultant for the World Bank in Washington DC (1999 to 2000); attorney, Arthur Andersen Law Firm, based in Spain and specializing in corporate law (1996 to 1998).

Executive Officers
Name	Age	Offices and Positions Held With the Company, Business Experience and Principal Occupation For Last Five Years

Robert Zylstra	60
President and Chief Executive Officer of the Company (December 24, 2007 to present); Senior Vice President of Operations of the Company (September 2006 to present); President, Chief Executive Officer and Chairman of the Board of Directors of the Company’s subsidiary, M-tron Industries, Ltd. (January 2000 to present); President and Chairman of the Board of the Company’s subsidiary, Piezo Technology, Inc. (October 2004 to present); and Chairman of the Board of the Company’s subsidiary, Piezo Technology India Private Ltd. (October 2004 to present).

Harold D. Castle	60
Chief Financial Officer of the Company (December 24, 2007 to present); financial and accounting consultant (August 2004 to December 2007); Chief Financial Officer of Shook, Hardy & Bacon, L.L.P (March 2002 to March 2003); Director - Capgemeni Ernst & Young Consulting, May 2000 to September 2001; Director - Ernst & Young, L.L.P., November 1993 to May 2000.

Transactions with Related Persons, Promoters and Certain Control Persons

For the fiscal year ended December 31, 2007, there were no transactions that are required to be described under Item 404(a) of Regulation S-K promulgated by the SEC.  All transactions between the Company and any of its officers, directors, director nominees, principal stockholders or their immediate family members are to be approved by a majority of the Company’s independent and disinterested directors, and are to be on terms no less favorable to the Company than it could obtain from unaffiliated third parties.  Such policy and procedures are set forth in a resolution of the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and holders of more than 10% of the Company’s common stock to file with the SEC and the AMEX initial reports of ownership and reports of changes in the ownership of common stock and other equity securities of the Company.  Such persons are required to furnish the Company with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that its officers and directors complied with all applicable filing requirements during the 2007 fiscal year, except as noted below:

On April 27, 2007, Peter J. DaPuzzo filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering a series of transactions that occurred on March 27, and April 5, 2007.

On May 25, 2007, Peter J. DaPuzzo filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering a series of transactions that occurred on May 22, and 23, 2007.

On May 29, 2007, Patrick J. Guarino filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering a series of transactions that occurred on April 4, 2007.

On January 4, 2008, E. Val Cerutti filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on December 31, 2007.

On January 4, 2008, Peter J. DaPuzzo filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on December 31, 2007.

On January 7, 2008, Javier Romero filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on December 31, 2007.

On January 14, 2008, Marc Gabelli filed a Statement of Changes in Beneficial Ownership of Securities on Form 4 covering one transaction that occurred on December 31, 2007 and one transaction that occurred on January 10, 2008.

Votes Required

Each director receiving a plurality of affirmative votes will be elected.  You may withhold votes from any or all nominees.  Except for the votes that stockholders of record withhold from any or all nominees, the persons named in the proxy card will vote such proxy FOR the nominees.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of its nominees for the Board of Directors to serve until the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

CORPORATE GOVERNANCE

The Board of Directors met on five occasions during the year ended December 31, 2007.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).  All nine members of the Board of Directors nominated for reelection at last year’s annual meeting of the Company’s stockholders attended such meeting.

The Board of Directors has three committees, the principal duties of which are described below.

Audit Committee:  The members of the Audit Committee are Messrs. Pustorino (Chairman), Cerutti, DaPuzzo, Gray and Healy.  The Board of Directors has determined that all audit committee members are financially literate and independent in accordance with AMEX rules.  Mr. Pustorino serves as Chairman and qualifies as an “audit committee financial expert.”  The Audit Committee met five times during 2007.  The Audit Committee operates in accordance with its charter, which is available on our website at www.lglgroup.com.  The charter gives the Audit Committee the authority and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our independent auditors.  The Audit Committee also reviews the independence of the independent auditors, reviews with management and the independent auditors the Company’s annual financial statements prior to their filing with the SEC, reviews the report by the independent auditors regarding management procedures and policies and determines whether the independent auditors have received satisfactory access to the Company’s financial records and full cooperation of corporate personnel in connection with their audit of the Company’s records. The Audit Committee also reviews the Company’s financial reporting process on behalf of the Board of Directors, reviews the financial information issued to stockholders and others, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of discussions in the financial statements, and monitors the systems of internal control and the audit process.  Management has primary responsibility for the financial statements and the reporting process.  See “Report of the Audit Committee” herein.

Compensation Committee:  The members of the Compensation Committee are Messrs. Guarino (Chairman), Cerutti, DaPuzzo, Gray and Nakamura.  All members of the Compensation Committee are independent in accordance with AMEX rules.  The Compensation Committee met four times during 2007.  The responsibilities of the Compensation Committee are to review and approve compensation and benefits policies and objectives, determine whether the Company’s officers and directors are compensated in accordance with these policies and objectives and carry out the Board of Directors’ responsibilities relating to compensation of the Company’s executives.  The Compensation Committee Charter is available at www.lglgroup.com.

Nominating Committee:  The members of the Nominating Committee are Messrs. DaPuzzo (Chairman), Foufas, Gray and Pustorino.  All members of the Nominating Committee are independent in accordance with AMEX rules.  The Nominating Committee met twice during 2007.  The responsibilities of the Nominating Committee are to identify individuals qualified to become Board members and recommend that the Board select director nominees for the annual meetings of stockholders.  The Nominating Committee Charter is available at www.lglgroup.com.

In evaluating and determining whether to nominate a candidate for a position on the Board of Directors, the Nominating Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, relevant management and/or manufacturing experience and a commitment to enhancing stockholder value.  Candidates may be brought to the attention of the Nominating Committee by current Board members, stockholders, officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Nominating Committee also considers stockholder recommendations for director nominees that are properly received in accordance with the Company’s By-Laws and applicable rules and regulations of the SEC.  In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to the Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).  For more information on director candidate nominations by stockholders, see “Stockholder Proposals” herein.

Stockholders may communicate with the Board of Directors, including the non-management directors, by sending an e-mail to hcastle@lglgroup.com or by sending a letter to The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, attention: Corporate Secretary.  The Corporate Secretary will submit such correspondence to any specific director to whom the correspondence is directed.

Code of Ethics:  The Company has adopted a code of ethics as part of its Amended and Restated Business Conduct Policy, which applies to all employees of the Company, including its principal executive, financial and accounting officers.  The Amended and Restated Business Conduct Policy is available at www.lglgroup.com.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2007 with both management and J.H. Cohn LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007.  In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The Company’s independent registered public accounting firm also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has considered and discussed with J.H. Cohn LLP the firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and the Board has approved this recommendation.

AUDIT COMMITTEE

Anthony R. Pustorino (Chairman)
E. Val Cerutti
Peter DaPuzzo
Avrum Gray Jeremiah Healy

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Committee of the Board of Directors is responsible for developing and determining the Company’s executive compensation policies and administering the Company’s executive compensation plans. Additionally, the Compensation Committee determines the compensation to be paid to each of the principal executive officer and the principal financial officer of the Company (such executives who served during the fiscal year ended December 31, 2007 are hereinafter referred to as “named executive officers”), as well as other key employees.

Compensation Philosophy and Objectives

The Compensation Committee considers the ultimate objective of an executive compensation program to be the creation of stockholder value. An effective executive compensation program pursues this objective by (i) aligning each executive officer’s interests with those of stockholders by rewarding each executive officer based on the Company’s performance and (ii) ensuring the Company’s continued ability to hire and retain superior employees in key positions by insuring that compensation provided to such employees remains competitive with the compensation paid to employees with similar responsibilities and experience working for companies of comparable size, capitalization, and complexity.  The Compensation Committee designs compensation packages for named executive officers that include both cash and stock-based compensation (the latter vesting over time) tied to an individual’s experience and performance and the Company’s achievement of certain short-term and long-term goals.

Determination of Compensation Awards

The Compensation Committee recommends to the Board the compensation awards for the named executive officers.  To assist the Compensation Committee in making such recommendations, the Chief Executive Officer conducts an annual performance review with each of the named executive officers to determine whether specific pre-determined individual goals related to their job responsibility have been achieved.  Subsequently, the Chief Executive Officer provides compensation recommendations to the Compensation Committee regarding each of such officers.

The Compensation Committee conducts an annual review of the Chief Executive Officer’s performance prior to making its recommendation to the Board regarding the Chief Executive Officer’s compensation.  During this review, the Compensation Committee considers the Company’s performance in the following categories: (i) the performance of the Company’s common stock, (ii) the achievement of agreed upon objectives such as cost reductions and (iii) other business performance improvements identified in the Company business plan.

Compensation Benchmarking and Peer Group

The Company has not retained a compensation consultant to review its policies and procedures with respect to the compensation of the named executive officers.  The Compensation Committee benchmarks the compensation of the named executive officers against the median compensation paid by comparable companies in both related and unrelated industries and companies that compete with the Company, such as Frequency Electronics, Inc., Valpey Fisher Corp. and RF Monolithics, Inc.  To that end, the Compensation Committee conducted a benchmark review of the aggregate level of compensation of the named executive officers as well as the mix of elements used to compensate the named executive officers, taking into account input from independent members of the Company’s Board of Directors and publicly available data relating to the compensation practices and policies of other comparable companies.  While benchmarking may not always be appropriate as a stand-alone tool for setting the compensation of the named executive officers due to the Company’s potentially unique aspects and objectives, the Compensation Committee generally believes that gathering such information is an important part of the Compensation Committee’s decision-making process.

The Compensation Committee recognizes that in order to attract, retain and motivate the named executive officers, the Compensation Committee may determine that it is in the Company’s best interest to negotiate total compensation packages that deviate from the Compensation Committee’s general principal of benchmarking the compensation of the named executive officers.

Elements of Compensation

Base Salary

Base salary levels for the Company’s named executive officers are designed to be competitive with those of employees with similar responsibilities working for companies of comparable size, capitalization and complexity.  In determining base salaries, the Compensation Committee takes into account the named executive officer’s experience and performance, as well as the salaries of similarly positioned executives within the Company and general compensation levels in the region in which the named executive officer is based.

Annual Performance-Based Cash Incentive Bonus

The Company’s bonus plan is designed to award the named executive officers annually based on objective measures of the Company’s performance and subjective evaluations of the individual’s performance.  Examples of individual evaluation elements are: inventory reduction and days sales outstanding management, shipment to plan, cycle time reduction, customer lead-times and outgoing quality, growth in military and aerospace revenue and gross margins.

In general, the plan provides for an annual bonus pool equal to 20% of the excess of the consolidated pre-tax profits of the Company for the calendar year over 25% of the Company’s stockholders equity at the beginning of such year.  The Compensation Committee, in its discretion, may take other factors into consideration when determining the size of the bonus pool and individual awards, such as the Company’s progress toward the achievement of strategic goals.  The breakdown of the bonus pool is not based on a formula, but on factors such as the relative importance of a named executive officer’s area of responsibility and contributions to the Company’s earnings.

Discretionary Long-Term Equity Incentive Awards

The named executive officers are also eligible for stock option grants and restricted stock awards.  Such stock options and shares of restricted stock generally vest over a period of three years in order to provide an incentive for continued employment.  Stock options generally expire 10 years after the date of the grant and are awarded with their exercise price set at the fair market value of the underlying stock on the date of grant.

The Compensation Committee uses various factors to determine the amount of stock options and restricted stock it will award to each named executive officer, including the named executive officer’s base salary, evaluations of the individual’s performance and the value of the stock options and restricted stock at the time of the award.  Consequently, an individual’s award may increase or decrease materially from year to year due to, for example, a significant change in the individual’s responsibilities or in recognition of a significant achievement.  Additionally, the Compensation Committee has approved the awarding of stock options or restricted shares to newly hired named executive officers in order to ensure the Company’s ability to attract talented candidates.

The LGL Group, Inc. 401(k) Savings Plan

The 401(k) Savings Plan, which is subject to limitations imposed by the Internal Revenue Code, permits the Company’s employees to defer a portion of their compensation by making contributions to the Plan and thereby obtain certain tax benefits.  Participating employees also benefit from the Plan by sharing in contributions made by the Company to the Plan matching a certain percentage of each employee’s contribution made in a particular year.  A participant’s interest in his or her individual contributions, the Company’s contributions and earnings thereon is fully vested at all times.  The Plan’s proceeds are invested in guaranteed investment contracts, certain mutual funds or the common stock of the Company, subject to the discretion of the participants.

The named executive officers and all other employees of the Company and certain of its subsidiaries are eligible to participate in the LGL Group, Inc. 401(k) Savings Plan after having completed three months of service and reached the age of 18.  All of the named executive officers participated in the 401(k) Savings Plan in 2007, except for Harold D. Castle as by December 31, 2007. He had not yet become eligible.

Other Benefits

The Company provides the named executive officers with medical insurance, life insurance and disability benefits that are generally made available to Company’s employees to ensure that the Company’s employees have access to basic healthcare and income protection for themselves and their family members.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information with respect to compensation earned by the named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)	Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)

Robert Zylstra(1) Chief Executive Officer	2007	186,500	154,554	–		–	–		–	341,054
	2006	183,750	91,175	82,500	(2)	–	164,000	(3)	–	521,425

Harold D. Castle(4) Chief Financial Officer	2007	2,615	–	–		–	–		–	2,615

Jeremiah Healy(5)	2007	185,000	–	–		–	–		–	185,000
	2006	60,280	–	82,500	(6)	–	–		–	142,780

Steven Pegg(7)	2007	133,950	–	77,200	(8)	–	–		–	211,150

_____________

(1)
Mr. Zylstra has served as the Company’s Chief Executive Officer since December 24, 2007.  Mr. Zylstra was elected as Senior Vice President of Operations of the Company as of September 5, 2006.  Mr. Zylstra’s salary is paid by M-tron Industries, Inc., a subsidiary of the Company, where he has served as the President and Chief Executive Officer since January 24, 2000.

(2)
On September 5, 2006, the Company granted Mr. Zylstra 10,000 shares of restricted stock under the Company’s 2001 Equity Incentive Plan, which vest as follows:  5,000 shares on September 5, 2007 and 1,250 shares on each of December 5, 2007, March 5, 2008, June 5, 2008 and September 5, 2008.

(3)
Mr. Zylstra has an agreement entitling him to 3% of the increase in the economic value of the Company from January 1, 2000 through the end of the last fiscal quarter next preceding termination of his employment.  For additional information regarding Mr. Zylstra’s potential payments upon termination, please see “Potential Payments Upon Termination or Change in Control” below.

(4)	Mr. Castle has served as the Company’s Chief Financial Officer since December 24, 2007.

(5)
Mr. Healy served as the Company’s Chief Executive Officer from January 1, 2007 to December 24, 2007.  Mr. Healy also served as the Company’s Chief Financial Officer from September 5, 2006 to March 19, 2007.  Mr. Healy has served on the Company’s Board of Directors since December 24, 2007.

(6)
On September 5, 2006, the Company granted Mr. Healy 10,000 shares of restricted stock under the Company’s 2001 Equity Incentive Plan.  Mr. Healy exercises full voting rights with respect to such shares of restricted stock, which vest as follows: 5,000 shares on September 5, 2007 and 1,250 shares on each of December 5, 2007, March 5, 2008, June 5, 2008 and September 5, 2008.  When Mr. Healy resigned as an officer of the Company on December 24, 2007, he forfeited the 3,750 shares that had not yet vested.

(7)	Mr. Pegg served as the Company’s Chief Financial Officer from March 30, 2007 to December 24, 2007.

(8)
On March 20, 2007, the Company granted Mr. Pegg 10,000 shares of restricted stock under the Company’s 2001 Equity Incentive Plan, which were set to vest as follows: 5,000 shares on March 20, 2008 and 1,250 shares on each of June 20, 2008, September 20, 2008, December 20, 2008 and March 20, 2009.  When Mr. Pegg resigned from his positions with the Company on December 24, 2007, he forfeited all 10,000 shares, none of which had vested.

Employment Agreements

Harold D. Castle

Effective December 17, 2007, the Company entered into an employment agreement with Mr. Castle to serve as the Company’s Chief Financial Officer.  Under the agreement, Mr. Castle is to receive a salary of $136,000 per annum and is eligible to receive a discretionary bonus of at least 30% of his base salary and participate in the Company’s incentive plans.

Jeremiah Healy

Effective September 5, 2006, the Company entered into an employment agreement with Mr. Healy to serve as the Company’s Chief Financial Officer.  Under the agreement, Mr. Healy received a salary of $185,000 per annum and was eligible to receive a discretionary annual bonus of $50,000.  In addition, upon commencement of his employment, Mr. Healy received a one-time grant of 10,000 shares of restricted common stock pursuant to the Company’s 2001 Equity Incentive Plan.

Steven Pegg

Effective March 20, 2007, the Company entered into an employment agreement with Mr. Pegg to serve as the Company’s Chief Financial Officer.  Under the agreement, Mr. Pegg received a salary of $175,000 per annum and was eligible to participate in the Company’s executive benefit and compensation plans.  In addition, upon commencement of his employment, Mr. Pegg received a one-time grant of 10,000 shares of restricted common stock pursuant to the Company’s 2001 Equity Incentive Plan.

Outstanding Equity Awards at Fiscal-Year End

The following table presents information regarding unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer as of the end of the fiscal year ended December 31, 2007:

Name	Stock Awards
	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Zylstra	3,750(1)	25,500
Harold D. Castle	--	--
Jeremiah Healy	--	--
Steven Pegg	--	--

___________

(1)
On September 5, 2006, the Company granted Mr. Zylstra 10,000 shares of restricted stock under the Company’s 2001 Equity Incentive Plan.  Mr. Zylstra currently exercises full voting rights with respect to such restricted stock, which shall vest as follows: 5,000 shares on September 5, 2007 and 1,250 shares on each of December 5, 2007, March 5, 2008, June 5, 2008 and September 5, 2008.

Potential Payments Upon Termination or Change in Control

On January 7, 1999, MtronPTI entered into an Employment Agreement with Mr. Zylstra to serve as MtronPTI’s President and Chief Executive Officer (the “Zylstra Agreement”).  The Zylstra Agreement entitles Mr. Zylstra to 3% of the increase in the economic value of MtronPTI from January 1, 2000 through the end of the last fiscal quarter next preceding termination of his employment (the “Valuation Date”).  The economic value of MtronPTI at January 1, 2000 is deemed to be 7.5 times the Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) (plus cash and marketable securities and minus debt) of MtronPTI for the year ended December 31, 1999, and the economic value of MtronPTI at the Valuation Date will be deemed to be 7.5 times the EBITDA (plus cash and marketable securities and minus debt) of MtronPTI for the 12 months ended on the Valuation Date.  At MtronPTI’s option, the amount of the benefit shall be payable either (i) in cash in three equal installments payable on the first, second and third anniversary dates of the termination of Mr. Zylstra’s employment (any such deferred payments shall bear interest at an annual rate equal to 8%, which interest shall be payable in arrears on each said anniversary date), or (ii) in the Company’s common stock, valued at the average closing market price thereof for the 10 trading days on which the Company’s common stock traded prior to the date of the payment.  Any sale by the Company of all or substantially all of its assets, in each case other than to an affiliate of the Company, will be deemed to be a termination of Mr. Zylstra’s employment effective as of the date of such event.

DIRECTOR COMPENSATION

The following table sets forth information with respect to compensation earned by or awarded to each director of the Company who is not a named executive officer and who served on the Board of Directors during the fiscal year ended December 31, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)
Marc Gabelli(1)	100,000	–		100,000
Peter DaPuzzo	37,750	10,003	(2)	47,753
Timothy Foufas(3)	23,500	10,003	(2)	33,503
E. Val Cerutti	36,500	10,003	(2)	46,503
Avrum Gray	38,750	10,003	(2)	48,753
Patrick J. Guarino	33,250	10,003	(2)	43,253
Jeremiah Healy(4)	–	–		–
Kuni Nakamura(3)	23,500	10,003	(2)	33,503
Anthony R. Pustorino, CPA	40,250	10,003	(2)	50,253
Javier Romero(3)	21,500	10,003	(2)	31,503

_______________

(1)	Mr. Gabelli has elected to defer the payment of his annual fee to a later date.

(2)	On December 31, 2007, eight members of the Board of Directors were granted 1,471 shares each of restricted common stock under the Company’s 2001 Equity Incentive Plan.

(3)	Elected effective April 3, 2007; paid for the second, third and fourth quarters of the fiscal year ended December 31, 2007.

(4)	Elected effective December 24, 2007; no fees were earned nor paid and no awards were granted during the fiscal year ended December 31, 2007.

Director Compensation Arrangements

A director who is an employee of the Company is not compensated for services as a member of the Board of Directors or any committee thereof.  In 2007, directors who were not employees received (i) a cash retainer of $5,000 per quarter; (ii) a fee of $2,000 for each meeting of the Board of Directors attended in person or telephonically that had a duration of at least one hour during January through September, 2007, (iii) a fee of $1,000 for each meeting of the Board of Directors attended in person or telephonically during October through December 2007; (iv) a fee of $1,500 for each audit Committee meeting attended in person or telephonically that had a duration of at least one hour; and (v) a fee of $750 for each Compensation Committee, Audit Committee or Nominating Committee meeting attended in person.  The Audit Committee Chairman received an additional $4,000 annual cash retainer and the Nominating Committee Chairman and Compensation Committee Chairman received additional $2,000 annual retainers.  On August 28, 2007, the Audit Committee Chairman fee was changed to $3,000; the Compensation Committee Chairman fee was changed to $2,000, and the Nominating Committee Chairman fee was changed to $1,000.

For fiscal 2008, as 50% of their base compensation, directors received grants of restricted common stock in an amount of $10,000 (the number of such shares determined by dividing $10,000 by the closing price of the Company’s common stock on the grant date), such shares to vest ratably at the end of each quarterly period during fiscal 2008.  Each director will exercise full voting rights with respect to such shares as of the grant date.  Once vested, such shares will not be transferable until the earliest to occur of director’s resignation from the Board of Directors or any other termination of the director’s membership thereon, or a change of control, as defined in the 2001 Equity Incentive Plan.  Pursuant to this arrangement, on December 31, 2007, eight members of the Board of Directors were granted 1,471 shares each of restricted common stock under the Company’s 2001 Equity Incentive Plan.

In 2007, Marc Gabelli, the Chairman of the Board of Directors, was entitled to receive a $100,000 annual fee, payable in equal quarterly installments, but Mr. Gabelli elected to defer payment of his annual fee for 2007 to a later date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board oversees our compensation program on behalf of the Board of Directors.  In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in the Company’s Annual Report on Form 10-K and this Proxy Statement.  In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

COMPENSATION COMMITTEE

Patrick J. Guarino (Chairman)
E. Val Cerutti
Peter DaPuzzo
Avrum Gray Kuni Nakamura

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Termination of Ernst & Young LLP

Ernst & Young LLP audited the consolidated financial statements of the Company for the year ended December 31, 2006 and reported the results of its audit to the Audit Committee of the Board of Directors.

On July 10, 2007, the Company terminated Ernst & Young LLP as its independent registered public accountant, effective immediately.  The termination was recommended by the Audit Committee of the Board of Directors.

The report of Ernst & Young LLP on the consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2006 and through the date of termination, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference thereto in connection with its reports on the financial statements for such years.

During the fiscal year ended December 31, 2006 and through the date of termination, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

Engagement of J.H. Cohn LLP

J.H. Cohn LLP audited the consolidated financial statements of the Company for the year ended December 31, 2007 and reported the results of its audit to the Audit Committee of the Board of Directors.

On July 10, 2007, the Company engaged J.H. Cohn LLP as the Company’s independent registered public accounting firm.  The engagement of J.H. Cohn LLP was approved by the Audit Committee of the Board of Directors.

During the year ended December 31, 2006 and through the date of termination of Ernst & Young LLP, the Company did not consult with J.H. Cohn LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young LLP with a copy of the foregoing disclosure and requested Ernst & Young LLP to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made therein.  A copy of Ernst & Young LLP’s letter dated July 12, 2007, is filed as Exhibit 16 to the Current Report on Form 8-K filed by the Company with the SEC on July 12, 2007.

The report of J.H. Cohn LLP on the consolidated financial statements of the Company as at and for the fiscal year ended December 31, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2007 and through the date of termination, there were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of J.H. Cohn LLP would have caused it to make reference thereto in connection with its reports on the financial statements for such years.

During the fiscal year ended December 31, 2007 and through the date of termination, there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee of the Board of Directors has appointed J.H. Cohn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2007.  Although the selection of independent auditors does not require ratification, the Board of Directors has directed that the appointment of J.H. Cohn LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company.  If stockholders do not ratify the appointment of J.H. Cohn LLP as the Company’s independent auditors, the Audit Committee of the Board of Directors will consider the appointment of other certified public accountants.  A representative of J.H. Cohn LLP will be present at the 2008 Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make a statement if he so desires.  The Company does not expect that a representative of Ernst & Young LLP will be present at the 2008 Annual Meeting, but if present, such representative will have the opportunity to make a statement if he so desires.

Audit Fees

The aggregate audit fees billed for the fiscal year ended December 31, 2007 by J.H. Cohn LLP totaled $164,812.  The aggregate audit fees billed for each of the last two fiscal years by Ernst & Young LLP were $47,250 for 2007 and $436,800 for 2006.  Audit fees include services relating to auditing the Company’s annual financial statements, reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q and certain accounting consultations.

Audit-Related Fees

The aggregate audit-related fees billed for the fiscal year ended December 31, 2007 by J.H. Cohn LLP was $0.  The aggregate audit related fees billed for each of the last two fiscal years by Ernst & Young LLP totaled $35,700 for 2007 and $24,000 for 2006.  Audit related fees include services relating to employee benefit plans.

Tax Fees

The aggregate tax fees billed for each of the last two fiscal years by J.H. Cohn LLP was $0.  The aggregate tax fees billed for each of the last two fiscal years by Ernst & Young LLP totaled $12,175 for 2007 and $25,000 for 2006.  Tax fees include services performed relating to tax compliance and customs services.

All Other Fees

The Company was not billed for any other services by J.H. Cohn LLP during 2007.  The Company was not billed for any other services by Ernst & Young LLP during 2007 or 2006.

Pre-Approval Policies and Procedures

The Audit Committee policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditors are reflected in the Audit Committee Charter.  The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.  All audit-related and tax services performed by our independent auditors were pre-approved by the Audit Committee.  The Audit Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services by J.H. Cohn LLP was compatible with such firm’s independence.

Votes Required

The affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on the proposal at the annual meeting is required to ratify the appointment of J.H. Cohn LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.  Thus, abstentions will not affect the outcome of the vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2009 Annual Meeting must be received by the Corporate Secretary, The LGL Group, Inc., 2525 Shader Road, Orlando, Florida 32804, by no later than January 27, 2009, for inclusion in the Company’s proxy statement and form of proxy relating to the 2009 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2009 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before April 12, 2009, the Company will be permitted to use its discretionary voting authority as outlined above.

The By-Laws of the Company establish procedures for stockholder nominations for elections of directors of the Company and bringing business before any annual meeting or special meeting of stockholders of the Company.  Any stockholder entitled to vote generally in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been delivered, either by personal delivery or by United States mail, postage prepaid, to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  However, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.  In no event must the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and any additional information reasonably requested by the Board of Directors; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) all information relating to such stockholder and such beneficial owner that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 11a-11 thereunder, and (iv) any additional information reasonably requested by the Board of Directors.

Notwithstanding anything in the previous paragraph, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the By-Laws of the Company will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporate Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.  The chairman of the meeting may, if the facts warrant, determine that a nomination was not made in accordance with the foregoing procedure, in which event, the officer will announce that determination to the meeting and the defective nomination will be disregarded.

MISCELLANEOUS

The Board of Directors knows of no other matters that are likely to come before the 2008 Annual Meeting.  If any other matters should properly come before the 2008 Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

The solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost thereof will be borne by the Company.  The Company has employed the firm of Morrow & Co. Inc., 470 West Avenue, 3rd Floor, Stamford, Connecticut, 06902 to assist in this solicitation at a cost of $4,000, plus out-of-pocket expenses.  The Company will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of the common stock of the Company.  In addition, officers and employees of the Company (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies.  The solicitation will be made by mail and, in addition, may be made by telegrams, personal interviews and the telephone.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is being sent herewith to each stockholder.  Such Annual Report, however, is not to be regarded as part of the proxy soliciting material.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE LGL GROUP, INC.

Proxy -- Annual Meeting of Stockholders June 26, 2008

The undersigned, a stockholder of The LGL Group, Inc., a Delaware corporation (the “Company”), does hereby appoint Marc Gabelli, Robert Zylstra and Harold Castle, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company that the undersigned would be entitled to vote if personally present at the 2008 Annual Meeting of Stockholders of the Company to be held at the Marriott Orlando Downtown, 400 W. Livingston Street, Orlando, Florida 32801, on Thursday, June 26, 2008, at 9:30 a.m., local time, or at any adjournment or adjournments thereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HERE BELOW GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES		FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS.	☐	☐	2. RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP AS THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.	☐	☐	☐

The election of
01-Marc Gabelli, 02-E. Val Cerutti, 03-Peter DaPuzzo, 04-Timothy Foufas, 05-Avrum Gray, 06-Patrick J. Guarino, 07-Kuni Nakamura, 08-Anthony R. Pustorino, 09-Javier Romero and 10-Jeremiah Healy to the Board of Directors, to serve until the 2009 Annual Meeting of Stockholders and until their respective successors are elected and shall quality.

To withhold authority to vote for any individual nominee(s), print name(s) below.

The undersigned hereby revokes the proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

Dated:		, 2008

(L.S.)
(Signature of Stockholder)

(L.S.)
(Signature of Stockholder)